UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 1999


                               ALLTEL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        1-4996                       34-0868285
--------------------------------------------------------------------------------
(State or other           (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)


 One Allied Drive, Little Rock, Arkansas                       72202
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (501) 905-8000
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

  Item 5.  Other Events

           On April 21, 1999, ALLTEL Corporation issued a Press Release announcing the first quarter results for ALLTEL Corporation and its subsidiaries. A copy of the Press Release is attached hereto as Exhibit
  99.1 and made a part hereof.


  Item 7.  Financial Statements and Exhibits

           (a)      Not applicable.

           (b)      Not applicable.

           (c)      Exhibits.

                    Exhibit 99.1 Press Release, dated April 21, 1999 of ALLTEL Corporation




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







                            SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                 ALLTEL CORPORATION
                                       -----------------------------------------
                                                   (Registrant)



                                               By:  /s/ Dennis J. Ferra
                                       -----------------------------------------
                                                    Dennis J. Ferra
                                           Senior Vice President and Chief
                                               Administrative Officer
                                                    April 21, 1999





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
                                 EXHIBIT INDEX
                                 -------------

  Exhibit
  Number                     Description of Exhibits
  -------                    -----------------------

   99.1              Press Release of ALLTEL Corporation, dated April 21, 1999.





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